UNITED STATES
SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
October 5, 2009

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-12895                         32-0252180

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(Commission File Number)     (IRS Employer Identification No.)

6465 N. Quail Hollow Rd., Ste. 200,

Memphis, TN  38120-1417
(Address of Principal Executive Offices) (Zip Code)

(901) 271-3779
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions as they relate to All State Properties Holdings, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected changes in market conditions, volatility in the commodities markets, and the ability to successfully reach agreement on acquisition terms. Except as required by the Federal Securities laws, the Company does not undertake any obligation to release publicly, any revisions to any forward-looking statements.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Appointment of Principal Officers.

On October 5, 2009 E Robert Gates Chairman and CEO of All State Properties Holdings, Inc., acting on behalf of the Board of Directors, formally appointed John C. Miller President & COO of the Company. Previously this item had been reported, but no press release was, in fact, made on or about that date.  This filing is intended to satisfy any required future filing with the Securities and Exchange Commission (the “SEC”) and the Company issued a press release providing additional details of Mr. Miller’s extensive experience and this press release is intended to constitute further notice to shareholders of the Company in accordance with SEC rule 14f-1, containing information about Mr. Miller.  Mr. Miller’s appointment as an officer was effective immediately.

Set forth below is certain biographical information regarding the New Officer:

John C. Miller, President and Chief Operating Officer of the Company.

Mr. Miller has extensive senior management experience helping corporations realize business opportunities, successfully confront market challenges, and create shareholder and corporate value.  He has provided executive leadership to help position companies at the forefront of their industry by ensuring production efficiency, quality, service and cost-effective management of resources.  Mr. Miller’s background includes several years as a senior executive in the oil & gas industry.  He brings these talents to the Company.

Item 9.01.	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL STATE PROPERTIES HOLDINGS, INC.

Date: October 7, 2009	By:	/s/ E. Robert Gates
E. Robert Gates
Chief Executive Officer